SECURED LOAN AGREEMENT





                                    -between-




                           FINOVA CAPITAL CORPORATION,


                                     Lender,




                                      -and-




                             MERCY AIR SERVICE, INC.


                                    Borrower.

                             SECURED LOAN AGREEMENT


     THIS SECURED LOAN AGREEMENT is made as of July 31, 1997 between FINOVA CAPITAL CORPORATION, a corporation organized and existing under the laws of the State of Delaware, and MERCY AIR SERVICE, INC., a corporation organized and existing under the laws of the State of California.

     1. PURPOSE; DEFINITIONS AND CONSTRUCTION.

     1.1 This Agreement sets out the terms and conditions upon which the Lender will lend to the Borrower the amount of the Commitment. The Lender agrees to make the Loan to the Borrower: (i) to enable Borrower to pay in full all of the Borrower's outstanding indebtedness other than Permitted Indebtedness and (ii) to enable Borrower to declare and pay to the Guarantor a dividend in an amount equal to the Guarantor's indebtedness to the Lender on the Closing Date.

     1.2 In this Agreement the following words and expressions, except where the context otherwise requires, shall have the following meanings:

WORDS                                      MEANINGS

"Accepted Appraiser"                       as defined in Section 7.2(b).

"Advance"                                  the advance in the amount of the
                                           Commitment which will be made
                                           available to the Borrower by the
                                           Lender on the Closing Date, subject
                                           to the terms hereof.

"Agreement"                                this Secured Loan Agreement.

"Aircraft"                                 collectively, Aircraft 47135,
                                           Aircraft 47516, Aircraft 47526,
                                           Aircraft 47568, Aircraft 33060 and
                                           Aircraft 36009.

"Aircraft 47135"                           collectively, (a) one Bell
                                           model 222B helicopter bearing
                                           manufacturer's serial number 47135
                                           and U.S. registration number N408MA
                                           (the "47135 Airframe"), (b) two Avco
                                           Lycoming Model LTS101-750C-1 aircraft
                                           engines bearing manufacturer's serial
                                           numbers

                                           LE-47155AE and LE-47158AE, and any
                                           replacement or substitute for any
                                           such engines, whether or not from
                                           time to time installed on the
                                           Airframe (the "47135 Engines") and
                                           (c) any and all Parts so long as the
                                           same shall be incorporated in the
                                           47135 Airframe or the 47135 Engines,
                                           and any and all Parts removed from
                                           the 47135 Airframe or the 47135
                                           Engines, so long as title to such
                                           Parts shall remain vested in the
                                           Borrower, and any and all Parts
                                           installed on the 47135 Airframe or
                                           the 47135 Engines where title to such
                                           installed Parts vests in the
                                           Borrower.

"Aircraft  47516"                          collectively, (a) one Bell
                                           model 222U helicopter bearing
                                           manufacturer's serial number 47516
                                           and U.S. registration number N403MA
                                           (the "47516 Airframe"), (b) two Avco
                                           Lycoming Model LTS101-750C-1
                                           aircraft engines bearing
                                           manufacturer's serial numbers
                                           LE-47008AE and LE-47041AE, and any
                                           replacement or substitute for any
                                           such engines, whether or not from
                                           time to time installed on the
                                           Airframe (the "47516 Engines") and
                                           (c) any and all Parts so long as the
                                           same shall be incorporated in the
                                           47516 Airframe or the 47516 Engines,
                                           and any and all Parts removed from
                                           the 47516 Airframe or the 47516
                                           Engines, so long as title to such
                                           Parts shall remain vested in the
                                           Borrower, and any and all Parts
                                           installed on the 47516 Airframe or
                                           the 47516 Engines where title to
                                           such installed Parts vests in the
                                           Borrower.

"Aircraft 47526"                           collectively, (a) one Bell model
                                           222U helicopter bearing
                                           manufacturer's serial number 47526
                                           and U.S. registration number N416MA
                                           (the "47526 Airframe"), (b) two Avco
                                           Lycoming Model LTS101-750C-1
                                           aircraft engines bearing
                                           manufacturer's serial numbers
                                           LE-47075AE and LE-47061AE, and any
                                           replacement or substitute for any
                                           such engines, whether or not from
                                           time to time installed on the
                                           Airframe (the "47526 Engines") and
                                           (c) any and all Parts so long as the
                                           same shall be incorporated in the
                                           47526 Airframe or the

                                           47526 Engines, and any and all Parts
                                           removed from the 47526 Airframe or
                                           the 47526 Engines, so long as title
                                           to such Parts shall remain vested in
                                           the Borrower, and any and all Parts
                                           installed on the 47526 Airframe or
                                           the 47526 Engines where title to such
                                           installed Parts vests in the
                                           Borrower.

"Aircraft 47568"                           collectively, (a) one Bell model
                                           222U helicopter bearing
                                           manufacturer's serial number 47568
                                           and U.S. registration number N415MA
                                           (the "47568 Airframe"), (b) two Avco
                                           Lycoming Model LTS101-750C-1
                                           aircraft engines bearing
                                           manufacturer's serial numbers
                                           LE-47063AE and LE-47140AE, and any
                                           replacement or substitute for any
                                           such engines, whether or not from
                                           time to time installed on the
                                           Airframe (the "47568 Engines") and
                                           (c) any and all Parts so long as the
                                           same shall be incorporated in the
                                           47568 Airframe or the 47568 Engines,
                                           and any and all Parts removed from
                                           the 47568 Airframe or the 47568
                                           Engines, so long as title to such
                                           Parts shall remain vested in the
                                           Borrower, and any and all Parts
                                           installed on the 47568 Airframe or
                                           the 47568 Engines where title to
                                           such installed Parts vests in the
                                           Borrower.

"Aircraft 33060"                           collectively, (a) one Bell model 412
                                           helicopter bearing manufacturer's
                                           serial number 33060 and U.S.
                                           registration number N401MA (the
                                           "33060 Airframe"), (b) two Pratt &
                                           Whitney Canada Model PT6T-3B
                                           aircraft engines bearing
                                           manufacturer's serial numbers 61584
                                           and 61585, and any replacement or
                                           substitute for any such engines,
                                           whether or not from time to time
                                           installed on the Airframe (the
                                           "33060 Engines") and (c) any and all
                                           Parts so long as the same shall be
                                           incorporated in the 33060 Airframe
                                           or the 33060 Engines, and any and
                                           all Parts removed from the 33060
                                           Airframe or the 33060 Engines, so
                                           long as title to such Parts shall
                                           remain vested in the Borrower, and
                                           any and all Parts installed on the
                                           33060 Airframe or the 33060

                                           Engines where title to such installed
                                           Parts vests in the Borrower.

"Aircraft 36009"                           collectively, (a) one Bell model
                                           412SP helicopter bearing
                                           manufacturer's serial number 36009
                                           and U.S. registration number N586AC
                                           (the "36009 Airframe"), (b) two
                                           Pratt & Whitney Canada Model PT6T-3B
                                           aircraft engines bearing
                                           manufacturer's serial numbers 63209
                                           and 63210, and any replacement or
                                           substitute for any such engines,
                                           whether or not from time to time
                                           installed on the Airframe (the
                                           "36009 Engines") and (c) any and all
                                           Parts so long as the same shall be
                                           incorporated in the 36009 Airframe
                                           or the 36009 Engines, and any and
                                           all Parts removed from the 36009
                                           Airframe or the 36009 Engines, so
                                           long as title to such Parts shall
                                           remain vested in the Borrower, and
                                           any and all Parts installed on the
                                           36009 Airframe or the 36009 Engines
                                           where title to such installed Parts
                                           vests in the Borrower.

"AMC" Air Methods Corporation, a corporation organized and existing under the laws of the State of Delaware.

"Asset Purchase Agreement"                 the Asset Purchase Agreement dated
                                           as of July 11, 1997 between
                                           Helicopter Services, Inc. and AMC.

"Assignments"                              the assignment(s), in form and
                                           substance reasonably acceptable to
                                           the Lender, to be entered into
                                           between the Borrower and the Lender
                                           with respect to any lease or any
                                           Service Contract entered into by the
                                           Borrower with respect to any of the
                                           Aircraft together with a consent
                                           executed by the other party to such
                                           lease or Service Contract.

"Banking Day"                              in the context of any date on
                                           which a payment of interest or
                                           principal is due hereunder, a day on
                                           which federally chartered banking
                                           institutions in New York City, New
                                           York, Phoenix, Arizona and the State
                                           of New Jersey are
                                           open for the transaction of business
                                           of the nature required by this
                                           Agreement.

"Borrower"                                 Mercy Air Service, Inc., a
                                           corporation organized and existing
                                           under the laws of the laws of the
                                           State of California and having its
                                           principal place of business at 8190
                                           Mango, Fontana, California 92334;
                                           Telephone No. (909) 357-9006;
                                           Telefax No. (909) 428-2142.

"Closing Appraisal"                        the appraisal issued by Aviation
                                           Management in June, 1997 relating to
                                           the Aircraft.

"Closing Date"                             July 31, 1997, or such other
                                           date mutually agreed to between the
                                           Borrower and the Lender.

"Commitment"                               the obligation of the Lender to make
                                           a loan in an amount of $10,152,950,
                                           to be made available to the Borrower
                                           on the Closing Date for the Loan Term
                                           under this Agreement and subject to
                                           the terms herein contained.

"Default"                                  an event which, with the passage of
                                           time, or giving of notice, or both,
                                           would constitute an Event of Default.

"Dollars" or "($)"                         the legal currency, at any relevant
                                           time hereunder, of the United States
                                           of America.

"Engine"                                   each engine referred to in the
                                           definition of Aircraft.

"ERISA" the Employment Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

"GAAP" means generally accepted accounting principles in the United States of America and Canada (as such principles may change from time to time) applied on a consistent basis
                                           (except for changes in application
                                           in which Borrower's independent
                                           certified public accountants
                                           concur), applied both to
                                           classification of items and amounts.

"Guarantor"                                AMC.

"Guaranty"                                 shall mean the Continuing Guaranty
                                           and Subordination Agreement, dated as
                                           of the Closing Date, between the
                                           Guarantor and the Lender.

"Insurance Side
    Letter" the Letter Agreement dated on or before the Closing Date between the Borrower and the Lender with respect to the insurance requirements in connection with the Aircraft.

"Interest Rate"                            as defined in Section 6.1 hereof.

"Law" means any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any government, or any administrative agency thereof or any court in any jurisdiction.

"Lender" FINOVA Capital Corporation, a corporation organized and existing under the laws of the State of Delaware and having an office at 115 West Century Road, Paramus, New Jersey 07652; Telephone No. (201) 634-3397; Telefax No. (201) 634-3325.

"Lien" any mortgage, pledge, lien, charge, encumbrance, option, security interest or lease (including any conditional sale agreement, equipment trust agreement, or other title retention agreement) or right or claim of any person, whether voluntary or involuntary in nature.

"Loan" the aggregate principal amount of the loan made by the Lender pursuant to this Agreement outstanding from time to time and due the Lender under this Agreement and the Note.

"Loan Documents"                           collectively, this Agreement, the
                                           Note, the Security Agreement, the
                                           Assignments, the Guaranty, the

                                           Insurance Side Letter and all other
                                           documents executed in connection with
                                           each of the foregoing agreements or
                                           contemplated thereby or the
                                           transactions related thereto.

"Loan Term"                                the period commencing on the Closing
                                           Date through and including that date
                                           which shall be the earlier of: (i)
                                           the date on which the Loan together
                                           with all fees and sums which may
                                           become payable hereunder and under
                                           the other Loan Documents becomes
                                           repayable, or (ii) the date on which
                                           the Loan becomes payable in full
                                           under the provisions of Section 7 or
                                           8.

"Maturity Date"                            the last scheduled Repayment
                                           Date on the Repayment Schedule, which
                                           shall be the date on which all
                                           remaining amounts of principal,
                                           accrued interest thereon and all
                                           other amounts hereunder are due and
                                           payable by the Borrower to the
                                           Lender.

"Multiemployer Plan"                       means a "multiemployer plan" as
                                           defined in ERISA Sections 3(37) or
                                           4001(a)(3) or Internal Revenue Code
                                           Section 414(f) which covers employees
                                           of Borrower or the Guarantor.

"Note" the Promissory Note dated the Closing Date in the principal amount of the Commitment issued by the Borrower to the Lender.

"Overdue Interest
  Rate"                                    the rate equal to the Interest Rate
                                           plus two (2%) percent.

"Parts" shall mean all appliances, rotor blades, rotors, parts, instruments, avionics, appurtenances, accessories, furnishings and other equipment or components, of whatever nature (other an complete Engines), which are, from time to time, incorporated on an airframe or an engine, or so long as title to such Parts shall remain vested in the owner of such airframe, after removal from such airframe or engine.

"Permitted
   Indebtedness"                           shall mean collectively: (a) ordinary
                                           course of business trade payables;
                                           (b) the indebtedness of the Borrower
                                           described on Schedule I attached
                                           hereto; (c) secured non-recourse debt
                                           of the Borrower; and (d) any other
                                           indebtedness consented to by the
                                           Lender.

"Person" means an individual, corporation, national banking association, partnership, trust, unincorporated association, joint venture, joint-stock company, government
                                           (including political subdivisions),
                                           governmental authority or agency,
                                           Indian tribe, or any other entity.

"Plan"                                     means any plan described in ERISA
                                           Section 3(2) maintained for employees
                                           of the Borrower or the Guarantor
                                           other than a Multiemployer Plan.

"Prepayment Aircraft"                      as defined in Section 7.2(b).

"Prepayment Appraisal"                     in connection with: (a) a prepayment
                                           of the Loan pursuant to 7.2, the
                                           appraisal rendered by the Accepted
                                           Appraiser of all of the remaining
                                           Aircraft (including the Prepayment
                                           Aircraft) that the Borrower has
                                           requested or (b) a prepayment of the
                                           Loan pursuant to Section 8.1, the
                                           appraisal rendered by an appraiser
                                           selected by the Lender of all of the
                                           remaining Aircraft and the Aircraft
                                           that has suffered the Event of Loss
                                           which caused the prepayment.

"Repayment Date"                           each of the dates noted on the
                                           Repayment Schedule on which a payment
                                           of interest or a payment of principal
                                           and interest is due hereunder to be
                                           paid by the Borrower.

"Repayment Schedule"                       the schedule attached
                                           hereto as APPENDIX I setting forth
                                           the amounts and dates of payments of
                                           principal required to be made by the
                                           Borrower in repayment of the Loan.

"Reportable Event"                         a reportable event described
                                           in Section 4043 of ERISA or the
                                           regulations thereunder, a withdrawal
                                           from a Plan described in Section 4063
                                           of ERISA, or a cessation of
                                           operations described in Section
                                           4068(f) of ERISA.

"Security Agreement"                       the First Priority
                                           Aircraft Chattel Mortgage and
                                           Security Agreement, dated the Closing
                                           Date, to be entered into between the
                                           Borrower and the Lender pursuant to
                                           which the Borrower grants to the
                                           Lender a first priority purchase
                                           money security interest in and to the
                                           Aircraft.

"Sellers"                                  collectively, Homer L. Aerts, J.
                                           Steven Dickmeyer, Don D. Reed, Terry
                                           L. Russ and Richard J. Silva.

"Service Contract"                         any service contract or wet lease for
                                           the charter of any of the Aircraft.

"Stock Purchase Agreement"                 the Stock Purchase Agreement dated as
                                           of July 11, 1997 among the Sellers
                                           and the Guarantor relating to the
                                           sale of all of the outstanding
                                           capital stock of the Borrower.

"Subsequent Agreement"                     any credit facility, loan
                                           agreement, lease or other financing
                                           document entered into between the
                                           Borrower or the Guarantor and the
                                           Lender after the date hereof in
                                           connection with a financing or lease.

"Taxes"                                    as defined in Section 11.3 hereof.

"Transaction Documents"                    collectively, the Loan Documents, the
                                           Stock Purchase Agreement and the
                                           Asset Purchase Agreement.

"Wells Fargo Loan Agreement"               collectively, (a) the Letter
                                           Agreement dated October 21, 1996
                                           between Wells Fargo Bank (Colorado)
                                           ("Wells Fargo") and the Guarantor
                                           and the Promissory Note executed and
                                           delivered by the Guarantor to Wells
                                           Fargo in connection therewith
                                           (collectively, the "Original Wells
                                           Fargo Facility") and (b) any
                                           subsequent working capital facility
                                           entered into by the Guarantor which
                                           replaces: (i) the Original Wells
                                           Fargo Facility or (ii) any
                                           working capital facility that is
                                           subsequent to the Original Wells
                                           Fargo Facility.

Terms defined in the Security Agreement, unless otherwise defined herein, shall be used herein as therein defined.

     1.3 CONSTRUCTION. (a) Unless the context of this Agreement otherwise clearly requires, references to the plural include the singular, the singular the plural, the part the whole, and "or" has the inclusive meaning frequently identified by the phrase "and/or." References to "determination" by Lender include a good-faith estimate by Lender (in the case of a quantitative determination) and a good faith belief by Lender (in the case of a qualitative determination). References to the terms "acting reasonably" or "reasonably satisfactory to Lender, acting reasonably" or terms of similar import mean satisfactory or acceptable to the Lender acting in a reasonable manner but in accordance with the Lender's regular business practices. The words "herein," "hereunder" and "hereof" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. The Section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect.

           (b) Any defined term in Section 1.2 or in any of the Loan Documents which refers to a document, instrument, agreement or mortgage shall include any amendments, supplements or modifications entered into from time to time with respect to such document, instrument, agreement or mortgage.

     2. COMMITMENT.

     2.1 Subject always to the terms and conditions of this Agreement, Lender hereby agrees with the Borrower that on the Closing Date, Lender will make the Commitment available to the Borrower and Borrower will borrow the Commitment from the Lender.

     2.2 The obligation of the Lender to make the Commitment available to the Borrower under this Agreement shall be expressly subject to the terms of this Agreement in general and in particular to the fulfillment by the Borrower of all of the conditions set forth in Section 5 hereof not later than at the time or times therein specified. Lender shall have no obligation in respect of its Commitment except as expressly set forth in this Agreement.

     3. LOAN.

     3.1 The Commitment shall be made available to the Borrower on the Closing Date, in U.S. Dollars via wire transfer (and the Borrower shall borrow the same), subject to the terms of this Agreement.

     3.2 The Borrower shall deliver a drawdown notice (the "Drawdown Notice") to the Lender at least two (2) Banking Days prior to the Closing Date. The notice may not be rescinded once received. The notice shall contain:

          (a)  the date requested for the Closing Date;

          (b)  the amount of the Advance;

          (c) a representation from the Borrower that the Borrower will use the Advance for the purposes set forth in Section 1.1 of this Agreement; and

          (d) information specifying the account(s) to which the Advance is to be made available (subject to Lender's agreement).

     3.3 If the Borrower shall have sent the Drawdown Notice and the Lender does not advance the amount to the Borrower because the Borrower has failed to satisfy the conditions precedent set forth in Section 5 hereof, the Borrower shall, upon the Lender's demand, indemnify the Lender against all or any costs, losses, expenses, damages, charges, premiums, penalties or fees (collectively, the "Costs") incurred by the Lender as a result (direct or indirect) of such amount not being advanced following the delivery of the Drawdown Notice, including without limitation, in connection with funds borrowed by the Lender to fund such amount or any portion thereof, the difference, if any, between the amount of interest accrued upon such amount less the interest earned upon any funds deposited by the Lender pursuant to this Section.

     4. DESCRIPTION OF SECURITY.

     As collateral security for the prompt and complete payment of Borrowers' obligations hereunder and under the Note and other Loan Documents and the payment of any sum advanced or subsequently advanced or obligation incurred pursuant to any provision hereof or thereof the Borrower shall grant to the Lender a first priority purchase money Lien upon and security interest in the Aircraft pursuant to the Security Agreement.

     5. CONDITIONS PRECEDENT.

     5.1 The Lender's obligation to make the Loan is conditional upon the following, all of which shall take place, occur or be delivered to the Lender not later than the Closing Date:

          (a) The Borrower shall have performed all of its agreements and paid all sums hereunder to be performed or paid (including sums payable under Section 14.1 hereof) on or prior to the Closing Date and the representations and warranties of the Borrower and the Guarantor contained in each Loan Document to which each is respectively a party shall be true and correct as of the Closing Date as if made on and as of the Closing Date and the Borrower shall have so certified to Lender;

          (b) The Borrower shall have duly executed and delivered to Lender and Lender shall have approved and accepted the Note, the Security Agreement, the UCC-1 financing statements, any other assignments or other similar documents deemed reasonably necessary by Lender to perfect, maintain and preserve the Liens in and to, and the security interest in, the Aircraft and such documents as Lender may reasonably require in connection with the termination of any and all liens, claims or encumbrances affecting the Aircraft (other than Permitted Liens) ;

          All such security agreements, mortgages, financing statements, assignments, releases or other similar documents shall be suitable for filing in all public offices deemed necessary by the Lender to perfect the security interests granted to the Lender under the Security Agreement. Further, the Borrower shall have furnished satisfactory proof to the Lender that the Borrower has delivered an executed copy of the Security Agreement and related documents to special FAA counsel, William C. Boston & Associates, who shall have approved the same as being in appropriate form for recordation with the Federal Aviation Administration Aircraft Registry in accordance with Title 14, Part 49 of the Code of Federal Regulations.

          (c) There shall not have occurred and not be continuing an Event of Default under this Agreement or any other Loan Document, or an event which, with notice or lapse of time or both, would constitute an Event of Default (or the equivalent thereof);

          (d) All documents, instruments and certificates relating to the making of the Loan and delivery of the Note, and all proceedings in connection with the transactions contemplated by this Agreement or any other Loan Document shall be satisfactory in form and substance to the Lender, acting reasonably, and the Lender shall have received copies of all such instruments, certificates, and other evidence as Lender may reasonably request with respect to such transactions in form reasonably satisfactory to the Lender and its counsel including, but not limited to, the following:

               (i) a copy of the FAA Form 8050-2 Bill of Sale for each of the Aircraft listing the Borrower as purchaser of each such Aircraft certified as being a true, accurate and complete copies by an officer of the Borrower;

               (ii) a copy of the warranty bill of sale for each of the Aircraft pursuant to which good title to the Aircraft was conveyed to the Borrower certified as being a true accurate and complete copies by an officer of the Borrower;

               (iii) a copy of the FAA Registration Certificate for each of the Aircraft evidencing the registration of each of the Aircraft in the name of the Borrower certified as being a true, accurate and complete copies by an officer of the Borrower;

               (iv) a copy of the FAA Certificate of Airworthiness relating to each of the Aircraft certified as being a true, accurate and complete copies by an officer of the Borrower;

               (v) a certificate(s) of insurance evidencing that insurance conforming to all of the requirements of the Security Agreement is in full force and effect with respect to the Aircraft and containing, or together with, a report of the broker issuing such certificate that such insurance complies with the provisions of the Security Agreement;

               (vi) a favorable opinion dated the Closing Date, in form and substance reasonably satisfactory to the Lender, of William C. Boston and Associates, special FAA counsel;

               (vii) a favorable opinion dated the Closing Date, in form and substance reasonably satisfactory to the Lender, of Davis, Graham & Stubbs LLP, counsel to the Borrower and the Guarantor;

               (viii) the Guaranty executed by the Guarantor;

               (ix) the Stock Purchase Agreement and the Asset Purchase Agreement certified as being a true, accurate and complete copies by an officer of the Guarantor;

          (e) The Lender shall have received a copy of the Articles of Incorporation and the By-laws of the Borrower, certified as being true, complete and accurate by the corporate secretary of the Borrower together with a good standing certificate issued by the Secretary of State of the State of California;

          (f) The Lender shall have received a copy of a resolution adopted by the board of directors of the Borrower, certified by an officer of the Borrower as being true, accurate and complete, authorizing the entering into, and the performing of the Borrower's obligations under, this Agreement, and each other Loan Document to which the Borrower is a party, and all transactions contemplated herein and therein;

          (g) The Lender shall have received a certificate of an officer of the Borrower certifying as to the officers of the Borrower and a specimen signature of each of the officers of the Borrower;

          (h) The Lender shall have received a certificate from an officer of the Borrower certifying that no Event of Default or, to the knowledge of such officer, Default has occurred and is continuing;

          (i) The Lender shall have received a copy of the Articles of Incorporation and By-Laws of the Guarantor certified as being true, complete and accurate by the corporate Secretary of the Guarantor, together with a good standing certificate issued by the Secretary of State of the State of Delaware;

          (j) The Lender shall have received a copy of a resolution passed by the Board of Directors of the Guarantor, certified by the corporate Secretary of the Guarantor as being true, accurate and complete, authorizing the entering into, and the performing of the Guarantor's obligations under, the Guaranty and each other Loan

     Document to which the Guarantor is a party, and all transactions contemplated herein and therein;

          (k) The Lender shall have received a certificate of the corporate Secretary of the Guarantor certifying as to the signing authority of the officers of the Guarantor to sign this Agreement and each Loan Document to which the Guarantor is a party and all documents and instruments executed in connection herewith or therewith;

          (l) All of the conditions precedent set forth in Section 9 of the Stock Purchase Agreement shall have been satisfied or waived and AMC shall have acquired all of the Mercy Air Stock and all of the conditions precedent set forth in Section 9 of the Asset Purchase Agreement shall have been satisfied or waived;

          (m) No material adverse change shall have occurred in the values of the Aircraft as compared to the values set forth in the Closing Appraisal;

          (n) No Event of Loss shall have occurred with respect to any of the Aircraft;

          (o) The Lender shall have received audited financial statements of the Borrower for the year ending December 31, 1996; and

          (p) The Borrower shall have delivered any other item reasonably requested by Lender, provided that the Lender shall have given the Borrower reasonable notice prior to the Closing Date of the requirement therefor.

     6. INTEREST.

     Interest payable on the Loan:

          (a) shall accrue from the Closing Date at a rate of 9.52% per annum (the "Interest Rate");

          (b) shall be paid by the Borrower, in arrears, on each Repayment Date and whenever else a payment of principal is due and payable; and

          (c) shall be calculated on the basis of a year of 360 days consisting of twelve 30-day months.

     7. REPAYMENT AND VOLUNTARY PREPAYMENT.

     7.1 Until the Loan shall be repaid, prepaid or discharged under the provisions of this Agreement, in addition to any other sums which may become payable hereunder or under any other Loan Document, the Borrower shall repay the Loan in the amounts, and on the dates, set forth on the Repayment Schedule; provided, however, that the final payment hereunder shall be in an amount necessary to pay in full all outstanding principal, accrued interest and all other amounts due hereunder. Each payment shall be applied first to fees, costs or expenses due Lender under the Loan Documents, second, against accrued interest on the Loan, and third, the balance against principal of the Loan, as more fully set forth in the Repayment Schedule.

     7.2 (a) Provided no Event of Default has occurred and is continuing, the Borrower shall be entitled to prepay the entire amount of the Loan on any Repayment Date occurring after the three year anniversary of the Closing Date on not less than ninety (90) days' prior written notice specifying such Repayment Date and the amount of such prepayment, which notice shall become irrevocable upon delivery to the Lender. Such prepayment shall be made together with (i) accrued interest on the amount of such prepayment through the date of such prepayment; (ii) a prepayment fee equal to the Rate Prepayment Amount (defined in Section 7.2(d)) and (iii) any other amounts due and owing by the Borrower and/or the Guarantor under any of the Loan Documents.

     (b) Provided no Event of Default has occurred and is continuing, the Borrower shall be entitled to prepay a portion of the Loan applicable to a particular Aircraft on any Repayment Date occurring after the three year anniversary of the Closing Date on not less than ninety (90) days' prior written notice to the Lender (the "Prepayment Notice") specifying: (i) the Aircraft which the Borrower desires the Lender to release from the Lien of the Security Agreement (the "Prepayment Aircraft"); (ii) the Borrower's commitment to pay that portion of the Applicable Amount (defined below) with respect to such Aircraft; and (iii) the internationally recognized appraiser the Borrower proposes to retain for purposes of performing the Prepayment Appraisal (the "Proposed Appraiser"). Within fourteen Banking Days of receipt of the Prepayment Notice, the Lender, by written notice to the Borrower, shall either accept or reject the Proposed Appraiser; provided, however, that the Lender shall not unreasonably reject the Proposed Appraiser set forth in the Prepayment Notice. If the Lender rejects the Proposed Appraiser, the Lender shall include in the Lender's notice to the Borrower another internationally recognized appraiser (such appraiser or the Proposed Appraiser, to the extent such Proposed Appraiser is not rejected by the Lender, being hereinafter referred to as the "Accepted Appraiser") which the Borrower shall be obligated to retain for purposes of performing the Prepayment Appraisal. Not less than thirty (30) days prior to the Repayment Date set forth in the Prepayment Notice, the Borrower shall deliver (or cause to be delivered) to the Lender the Prepayment Appraisal prepared by the Accepted Appraiser which shall include an appraisal of all of the then remaining Aircraft (excluding any Aircraft that, prior to the date of the prepayment in question, has been sold, suffered an Event of Loss or has been released from the Lien of the Security Agreement). On the Repayment Date specified in the Prepayment Notice, the Borrower shall pay to the Lender: (A) the scheduled payment of principal and accrued interest payable set forth in the Repayment Schedule; (B) an amount equal to the Applicable Amount (defined in Section 7.2(c)); and (C) a prepayment fee equal to the Rate Prepayment Amount.

     (c) In connection with a partial prepayment of the Loan pursuant to Section 7.2(b), the "Applicable Amount" shall equal the product of (i) the outstanding amount of the Loan immediately prior to such prepayment multiplied by (ii) the greater of (A) a ratio, the numerator of which is the appraised value of the Prepayment Aircraft as set forth in the Prepayment Appraisal and the denominator of which is the aggregate appraised value of all of the Aircraft (excluding any Aircraft that, prior to the date of the prepayment, has been sold, suffered an Event of Loss or has been released from the Lien of the Security Agreement) as set forth in the Prepayment Appraisal or (B) a ratio, the numerator of which is the appraised value of the Prepayment Aircraft as set forth in the Closing Appraisal and the denominator of which is the aggregate appraised value of all of the Aircraft (excluding any Aircraft that, prior to the date of the prepayment, has been sold, suffered an Event of Loss or has been released from the Lien of the Security Agreement) as set forth in the Closing Appraisal.

     (d) The "Rate Prepayment Amount" shall equal: (i) if such prepayment is made after the Closing Date but on or prior to the third year anniversary of the Closing Date, 5.0% of the principal amount prepaid (provided, however, that this clause (i) shall only apply to prepayments under Sections 8.1 and 8.2 hereof);
(ii) if such prepayment is made after the third year anniversary and on or prior to the fourth year anniversary of the Closing Date, 4.0% of the principal amount prepaid; (iii) if such prepayment is made after the fourth year anniversary and on or prior to the fifth year anniversary of the Closing Date, 3.0% of the principal amount prepaid; (iv) if such prepayment is made after the fifth year anniversary and on or prior to the sixth year anniversary of the Closing Date, 1.35% of the principal amount prepaid; (v) if such prepayment is made after the sixth year anniversary and on or prior to the seventh year anniversary of the Closing Date, 1.10% of the principal amount prepaid; (vi) if such prepayment is made after the seventh year anniversary and on or prior to the ninth year anniversary of the Closing Date, 1.00% of the principal amount prepaid; and
(vii) if such prepayment is made after the ninth year anniversary and prior to the tenth year anniversary of the Closing Date, 0.40% of the principal amount prepaid.

     7.3 The amount of any prepayment under Section 7.2(a), 7.2(b), 8.1, 8.2,11.2 or 11.3 hereof shall be applied: (a) first, against the Rate Prepayment Amount; (b) second, against accrued interest; and (c) thereafter, against principal, subject to the applicable provisions of the Security Agreement. The amount of any prepayment applied to principal of the Loan shall be applied to the payments of principal due with respect to the Loan in inverse chronological order.

     8. MANDATORY PREPAYMENTS.

     8.1 Immediately upon the 90th day after an Event of Loss with respect to an Aircraft then: (i) the Applicable Amount; (ii) all accrued but unpaid interest thereon; and (iii) a fee equal to the Rate Prepayment Amount shall become immediately due and payable. Notwithstanding the immediately preceding sentence, provided that no Event of Default has occurred and is continuing, the Borrower for a period of 90 days after receipt by the Lender of any insurance proceeds in connection with an Event of Loss to an Aircraft, shall have the right to apply such proceeds to the purchase price of a new aircraft; provided, however, that:
(a) the appraised value of such replacement aircraft as determined by an Accepted Appraiser, must be greater than or equal to the value of the Aircraft that suffered the Event of Loss and (b) the Borrower shall have granted to the Lender a first priority lien and security interest with respect to such replacement aircraft on or prior to the date of the release by the Lender to the Borrower of the insurance proceeds.

     8.2 Upon the occurrence of an Event of Default: (i) the Loan; (ii) all accrued but unpaid interest thereon; (iii) the Rate Prepayment Amount and (iv) any and all other fees and amounts which may be or become payable hereunder and under the Note, the Security Agreement and any other Loan Document shall become immediately due and payable.

     9. REPRESENTATIONS AND WARRANTIES.

     9.1 The Borrower hereby represents and warrants to the Lender as of the date hereof:

     (a) the Borrower is a corporation duly formed, validly existing and in good standing under the laws of the State of California and maintains its principal place of business and its chief executive office at 8190 Mango, Fontana, California 92334; the Borrower's Federal employer tax identification number is ;

     (b) on the Closing Date, the Borrower will have good and marketable title to, and will be the sole legal owner of, all the Mortgaged Property (as defined in Security Agreement) free and clear of all liens, pledges, options, mortgages, claims, charges, encumbrances, security interests and use restrictions, except for Permitted Liens (as defined in the Security Agreement) and no security agreement, financing statement, equivalent security or lien instrument or continuation statement or other Lien, whether voluntary or involuntary, covering all or any part of the Mortgaged Property (as defined in the Security Agreement) has been placed on file or of record by the Borrower with any governmental agency or bureau or any political subdivision thereof or is otherwise in effect with respect to any of the Mortgaged Property (as defined in Security Agreement) except such as may have been filed by the Borrower pursuant to the Security Agreement and for Permitted Liens (as defined in the Security Agreement);

     (c) the Borrower has full power to carry on its business as it is now being conducted and to enter into, legally bind itself by, and perform its obligations under this Agreement, and all of the other Loan Documents to which it is a party, and has complied with all material statutory and other requirements relative to the business carried on by it; it is duly qualified and in good standing in all of the jurisdictions in which the character of the properties owned or leased by it or the business transacted by it makes such qualification necessary and where the failure to so qualify would preclude it from being able to fulfill its obligations and to enforce its rights with respect to the Loan Documents;

     (d) all necessary consents, resolutions and authorizations for the Borrower to enter into this Agreement and all of the other Loan Documents to which it is a party, and to make and repay the borrowings in respect of the Commitment have been obtained, no further consents or authorizations are necessary for the service and repayment of the Loan pursuant to the provisions hereof and of the Note and for the performance by the Borrower of all its obligations pursuant to the provisions of all of the Loan Documents to which it is a party;

     (e) the Borrower is a United States Citizen as that term is defined in Title 49 of the United States Code (a "United States Citizen");

     (f) this Agreement, and all of the other Loan Documents to which the Borrower is a party, have been duly and validly executed and delivered by it and constitute valid and binding obligations of it, enforceable in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or other laws affecting creditors' rights in general;

     (g) the execution and delivery of, and the performance of the provisions of, this Agreement and each other Loan Document to which the Borrower is a party and of the transactions contemplated thereby and hereby do not and will not during the Loan Term contravene or violate in any material respect its Articles of Incorporation or by-laws or any applicable Law, regulation, decree, order, license or permit or result in a default under any contractual or other restriction now existing and binding on the Borrower or on any of its properties or result in the creation of any Lien on any of such properties;

     (h) there are no outstanding judgments against the Borrower and no action, claim, suit or proceeding is pending or, to the best of the Borrower's knowledge threatened (including, but not limited to, tax liens or tax actions) against or affecting the Borrower before any court, board or arbitration or administrative agency which would likely result in any material adverse change in the business or condition (financial or otherwise) of the Borrower or on the ability of the Borrower to perform its obligations under any Loan Document;

     (i) all tax returns required to be filed by the Borrower have been properly prepared, executed and filed. All taxes, assessments, fees and other governmental charges upon the Borrower or upon any of its properties, incomes, sales or franchises which are due and payable have been paid, other than those taxes which the Borrower is contesting in good faith by appropriate proceedings and for which the Borrower has recorded sufficient reserves in its financial statements in accordance with GAAP;

     (j) the Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying "margin stock", as such term is used in Regulations G or U promulgated by the Board of Governors of the Federal Reserve System as amended from time to time. No part of the proceeds of the Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any "margin stock". The Borrower does not own any "margin stock";

     (k) no written information given by the Borrower in relation to this Agreement or any other Loan Document to which it is a party contains any misstatement of fact or omits to state a fact which would be adverse to the interest of the Lender or which would be necessary to make any statement or representation or warranty contained herein or therein not misleading;

     (l) No Default or Event of Default has occurred and is continuing;

     (m) the Borrower does not transact or do business under any assumed or trade name;

     (n) The Borrower will use the proceeds of the Loan for the purpose set forth in Section 1.1 hereof and for no other purpose;

     (o) The Borrower has no outstanding indebtedness other than the indebtedness created by this Agreement and Permitted Indebtedness.

     (p) Neither the Borrower nor the Guarantor nor any Plan is or has been in violation of any of the provisions of ERISA, any of the qualification requirements of the Internal Revenue Code Section 401(a) or any of the published interpretations thereunder, nor has Borrower or the Guarantor received any notice to such effect. No notice of intent to terminate a Plan has been filed under Section 4041 of ERISA, nor has any Plan been terminated under ERISA. The Pension Benefit Guarantee Corporation has not instituted proceedings to terminate, or appointed a trustee to administer, a Plan and no lien upon the assets of the Borrower or the Guarantor has arisen with respect to a Plan. No prohibited transaction or Reportable Event has occurred with respect to a Plan. Neither Borrower nor Guarantor has incurred any withdrawal liability with respect to any Multiemployer Plan. There is no accumulated funding deficiency in any Plan, whether or not waived; and

     (q) the Borrower has furnished to Lender certain audited financial statements for the annual period ending December 31, 1996 and unaudited quarterly financial statements for the periods ending March 31, 1997 (collectively, the "Financial Statements"). Such Financial Statements (including the notes thereto) present fairly the financial condition of the Borrower as of the dates of the balance sheets contained therein, and the results of its operations for the periods then ended, all in conformity with GAAP on a basis consistent with that of Financial Statements for corresponding prior periods. Except as disclosed therein, the Borrower does not have any material contingent liabilities (including liabilities for taxes), unusual forward or long-term commitments or unrealized or anticipated losses from unfavorable commitments. Since the date of such Financial Statements there has been no material adverse change in the business, operations or financial condition of the Borrower.

     9.2 The rights and remedies of the Lender in relation to any misrepresentation or breach of warranty on the part of the Borrower or the Guarantor shall not be prejudiced by any lack of investigation by or on behalf of the Lender into the affairs of any of the Borrower or the Guarantor or by the performance of this Agreement or by any other act or thing which may be done by it in connection with this Agreement and which would, apart from this Section 9, prejudice such rights or remedies.

     10. UNDERTAKINGS.

     The Borrower hereby undertakes during the Loan Term:

     10.1 to furnish Lender with proof satisfactory to Lender that all insurance required under the Security Agreements and the Mortgage is in full force and effect at each renewal of any such contract or policy of insurance or upon Lender's request;

     10.2 to inform the Lender immediately upon the occurrence of a Default or an Event of Default;

     10.3 (a) to comply with all Laws relative to the conduct of its business or the location of the properties owned or leased by it, (including, but not limited to, the payment of all Taxes when due (other than those Taxes which the Borrower is contesting in good faith by appropriate proceedings and for which the Borrower has allocated sufficient reserves in accordance with GAAP )), the non-compliance with which could have a material adverse effect on its business, operations, assets or financial or other condition, as contemplated hereby, or the ability of the Borrower to perform its obligations under this Agreement, the Note, or the other Loan Documents and (b) to maintain, to obtain or to cause to be obtained any permit, license, consent or approval of any governmental authority and make any filing or registration therewith which is or shall be required with respect to the performance of its obligations under this Agreement, the Note or the other Loan Documents or for the operation of its business as presently conducted or as contemplated by it.

     10.4 to at all times preserve and keep in full force and effect its corporate existence and remain a United States Citizen.

     10.5 promptly upon becoming aware thereof, to give Lender written notice about any material adverse change in the business, operations or financial condition of the Borrower.

     10.6 promptly upon becoming aware thereof, to give Lender written notice of the commencement, existence or threat of any proceeding by or before any court or administrative agency against or affecting the Borrower which, if adversely decided, would have a material adverse effect on the business, operations or financial condition of the Borrower or on the ability of the Borrower to perform its obligations under this Agreement, the Note, or the other Loan Documents to which it is a party.

     10.7 not to enter into any merger, reorganization, or consolidation or wind up, liquidate or dissolve, nor agree to do any of the foregoing.

     10.8 not to convey, assign, sell, mortgage, encumber, pledge, hypothecate, grant a security interest in, grant options with respect to, lease or otherwise dispose of all or any part of any legal or beneficial interest in the Aircraft or any interest therein other than a Permitted Lien (as defined in Security Agreement);

     10.9 not to convey, assign, transfer or otherwise dispose of all or substantially all of the assets of the Borrower.

     10.10 to furnish to the Lender simultaneously with the delivery of any financial statements delivered by the Guarantor to the Lender pursuant to the terms of the Guaranty, an officer's certificate from the chief financial officer of the Borrower certifying that the Borrower has complied with all of the covenants of the Borrower set forth in the Loan Documents and that no Default or Event of Default has occurred and is continuing.


     10.11 to promptly furnish to Lender any other information concerning the Borrower in such form as Lender may reasonably request.

     10.12 in connection with the execution of any Service Agreement with respect to any of the Aircraft, to simultaneously deliver to Lender an Assignment.

     10.13 the Borrower shall take all actions as are required to keep the representations and warranties applicable to it in Section 9.1 (b), (c), (d),
(i), (j), (k) and (p), hereof true and correct, in all material respects, until such time as all of the Loan shall have been paid in full.

     11. FORCE MAJEURE, CHANGE IN LAW, INCREASED COSTS.

     11.1 The Lender shall not be held responsible for any loss or damage arising out of any action taken or omitted by Lender (including but not limited to the failure to advance the Commitment) or to which Lender becomes subject resulting from a legal enactment or any measure of a public authority, or any war, strike, boycott, blockade, flood, natural disaster, act of God or any other cause beyond the Lender's control (a "Force Majeure").

     11.2 In the event that in the reasonable judgment of Lender, the making or maintaining of the Loan by the Lender or the performance by the Borrower of any obligation on its part to be performed hereunder or under any other Loan Document to which they are a party has become unlawful by reason of any change after the date of this Agreement in any applicable law or governmental regulation or order or in any requirement of any monetary authority whether or not having the force of law, or in the interpretation of any of the same, with respect to this Agreement, any other Loan Document to which it is a party or the Loan, then the Lender shall notify the Borrower thereof immediately and to the extent that the Commitment has not been made available, the obligation pursuant to Section 2 of the Lender to make its Commitment available shall terminate, and in the case the Commitment has been made available the Borrower shall within 30 days after receipt of such notice or any later date permitted by applicable law or governmental regulation or order repay the Loan and pay interest accrued thereon at the Interest Rate and all other sums payable hereunder and all actual out-of-pocket expenses incurred by Lender in complying with any changed law, governmental regulation or order or any requirement of any monetary authority prior to the date on which the Borrower repays the Loan, and all accrued interest thereon, pursuant to this Section 11.2, if and to the extent such expenses are incurred in relation to the Commitment.

     11.3 Should the Lender become subject to levies, imposts, duties, fees, or sales, use, excise, gross receipts, value added, personal property, stamp or documentary taxes, ad valorem taxes, license fees, registration fees, assessments, fines, penalties or similar charges imposed on the Aircraft and all other taxes of whatsoever kind imposed upon Lender with respect to the Aircraft or this Agreement, any other Loan Document, the transactions contemplated by any of the aforesaid documents or any documents executed in connection therewith or contemplated thereby, or the payments to be made pursuant to this Agreement and the Note and any other payments of whatsoever kind required to be paid by the Borrower to the Lender pursuant to the terms of this Agreement excluding, however, any taxes imposed upon or measured by the income or earnings and profits of Lender resulting from the transactions contemplated by this Agreement or otherwise (collectively, "Taxes"), which will increase the Lender's total cost with respect to the Loan, then, in such event, the Borrower, upon receipt of written notice from the Lender (the "Tax Notice"), shall pay to the Lender an amount which will compensate the Lender for such increased costs.

     12. PAYMENTS.

     12.1 All payments required to be made to the Lender hereunder or under the Note shall be due at 12:00 noon, New York time, on the date when due, without presentment, demand, protest or notice of any kind, all of which are expressly waived. Such payments shall be made in Dollars via wire transfer to the following account at the financial institution listed below:

                           Citibank
                           New York, New York
                           ABA No.:  021000089
                           In Favor of: FINOVA Capital Corporation
                           Account No.: 4072-7239
                           Reference: CEF/ Mercy Air
                           Attention:  P. Marchant

or to such other account at such other financial institution as Lender may designate by written notice sent pursuant to Section 15 hereof.

     12.2 All payments falling due on a date that is not a Banking Day shall be paid on the next succeeding Banking Day.

     12.3 Should the Borrower fail to pay any sum on the due date for payment thereof, whether by acceleration, prepayment or otherwise, and in addition to any other sum or fees which may become payable hereunder or under the Note or the Security Agreement, the Borrower shall pay interest on such sum from the due date up to and including the date of actual payment at an annual interest rate equal to the Overdue Interest Rate.

     12.4 All payments by the Borrower under this Agreement shall be made without deduction by reason of any defense, set off or counterclaim of any kind, nature or description whatever (subject to the provisions of Section 12.5 hereof).

     12.5 All payments under this Agreement shall be made free and clear of, and without deduction for, any Taxes, now or hereafter imposed by or within any governmental authority or pursuant to any governmental rule or regulation or any administrative subdivision or taxing authority thereof or herein, respectively, unless the Borrower is compelled by law to deduct or withhold such Taxes, in which event the Borrower shall pay to the Lender such additional amounts as shall result in the effective receipt by the Lender of the gross amount of all sums due the Lender hereunder and under the Note had no such deduction or withholding been made; PROVIDED, HOWEVER, that Borrower shall have no obligation to pay any additional amount with respect to United

States withholding taxes imposed as a result of any transfer, assignment or grant of a participation in Lender's rights hereunder to a foreign party.

     13. EVENTS OF DEFAULT.

     13.1 Upon the occurrence of any of the following, each of which is referred to as an Event of Default:

          (a) (i) The failure of the Borrower to pay when due and payable any principal portion of the Loan or accrued interest thereon within ten (10) days of the due date thereof (whether by reason of stated maturity or due date, notice of prepayment, cancellation, acceleration or otherwise);

          (ii) The failure of the Borrower to pay when due and payable any amounts (other than principal or interest) due with respect to this Agreement, the Note, or the Security Agreement, or other sums which may become due hereunder or under any Loan Document within fifteen (15) days after delivery of notice thereof from the Lender to the Borrower;

          (b) (i) Any lapse of, or failure to maintain, insurance coverage on the Aircraft required to be maintained under the Security Agreement and the Insurance Side Letter;

          (ii) Any failure of the Borrower to perform its obligations set forth in Sections 10.2, 10.5, 10.6 or 10.8 hereof;

          (iii) Any failure by the Borrower to perform or cause to be performed its obligations as set forth in the Security Agreement concerning the preparation or recordation of any document or instrument required by Lender for the maintenance or perfection of any lien on the Mortgaged Property;

          (iv) Any failure of the Borrower to perform or cause to be performed its obligations set forth in the Security Agreement concerning the maintenance of the Aircraft within thirty (30) days after notice thereof from the Lender; or

          (v) Any failure by either the Borrower or the Guarantor to fulfill any other covenant or to perform any other obligation on its part to be performed under any Loan Document to which it is a party and such failure is not cured within thirty (30) days after notice thereof from the Lender;

     (c) Any representation or warranty made by the Borrower or the Guarantor in this Agreement or any other Loan Document or any financial statement shall prove to have been untrue, inaccurate or incomplete in any material respect at the time when made or when effective and such party fails to do that which shall be necessary in order that said representation or warranty shall be true, accurate or complete within thirty (30) days after the earlier of actual knowledge thereof by an officer of the Borrower or the Guarantor or of receipt of notice thereof;

     (d) Any approval required from or to be issued by the Borrower or by the Guarantor in connection with this Agreement or under any Loan Document or the transactions contemplated herein or therein, shall be revoked, rescinded, suspended or otherwise limited in effect and same shall not have been reinstated within thirty (30) days after the first effective date of such revocation, rescission, suspension or limitation;

     (e) Either of the Borrower or the Guarantor shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking readjustment of its debts or for any other relief under any bankruptcy, insolvency, or other similar act or law of any jurisdiction, domestic or foreign, now or hereafter existing, or any action by either of the Borrower or the Guarantor indicating its consent to, approval of, or acquiescence in, any such petition or proceeding; or if either of the Borrower or the Guarantor shall apply or sustain the appointment by consent or acquiescence of, a receiver or trustee for either of the Borrower or the Guarantor or for all or a substantial part of their respective properties; or if either of the Borrower or the Guarantor shall make an assignment for the benefit of its creditors, or if either of the Borrower or the Guarantor shall fail to pay or becomes unable to pay its debts as they mature;

     (f) An involuntary petition against either of the Borrower or the Guarantor in bankruptcy or seeking readjustment of its debts or for any other relief under any bankruptcy, insolvency, or other similar act or law of any jurisdiction, domestic or foreign, now or hereafter existing; or a receiver or trustee shall be involuntarily appointed for either of the Borrower or the Guarantor or for all or a substantial part of its property; or a warrant of attachment, execution or similar process against any substantial part of the property of either of the Borrower or the Guarantor shall be served on either of the Borrower or the Guarantor and such events continues for sixty (60) days undismissed, unbonded or undischarged;

     (g) This Agreement or any Loan Document shall at any time after its respective execution and delivery and for any reason cease to be in full force and effect or any certificate, instrument or documents issued and executed pursuant hereto or thereto shall for any reason cease to be effective to constitute a valid and perfected first priority Lien and security interest in and to the Mortgaged Property except for Permitted Liens;

     (h) A material, adverse change in the financial condition of either of the Borrower or the Guarantor shall occur;

     (i) An "Event of Default" under and as defined in the Wells Fargo Loan Agreement shall have occurred and be continuing;

     (j) If an event of default occurs under a Subsequent Agreement; or

     (k) If at any time during the Loan Term, the Borrower is not the wholly owned subsidiary of the Guarantor.


     13.2 Upon the occurrence of any Event of Default set forth in Section 13.1(e) or (f) hereof and without notice to the Borrower, the outstanding principal of, and all accrued interest on, the Loan and the Note, and any and all other sums due to Lender under this Agreement, the Note and any other Loan Document shall be due and payable. Upon the occurrence of any other Event of Default, Lender may declare the entire outstanding principal of, and all accrued interest on, the Loan and the Note and any and all other sums due to Lender under this Agreement, the Note or any other Loan Document to be forthwith due and payable and such principal, interest and other amounts shall thereupon become due and payable. Presentment, demand (other than as set forth in the immediately previous sentence), protest or other notice of any kind are hereby expressly waived, anything contained herein or in the Note or other Loan Document to the contrary notwithstanding, and Lender may exercise any and all rights and remedies of a secured party under the Arizona Uniform Commercial Code hereunder and under the Security Agreement, or under any governing law.

     13.3 If Lender shall be prevented by any order of any court or by operation of any law from sending any notice permitted or required to commence a period during which the Borrower may cure any Event of Default hereunder, then the period during which the Borrower may cure such Event of Default shall commence to run without notice on the first date on which Lender would have been entitled to give such notice but for the effectiveness of such order or law.

     14. FEES AND EXPENSES.

     14.1 The Borrower will on the Closing Date and subsequently thereafter upon receipt of invoices by Lender or upon Lender's demand, pay to or reimburse Lender for: (a) all reasonable out-of-pocket expenses of Lender incurred in connection with the negotiation, drafting, execution and delivery of this Agreement and each Loan Document, including, without limitation, all travel expenses, inspection costs, appraisal fees, audit fees, due diligence search costs, registration fees and costs, and reasonable legal fees and disbursements of Lender's counsel (including, without limitation, the amount of the fees and disbursements incurred by, William C. Boston & Associates, special FAA counsel, and Todd & Levi, LLP); provided, however, that the Borrower's obligation with respect to legal fees and disbursements shall not exceed $25,000.00; provided, further, that the $25,000.00 limitation on legal fees and expenses shall not apply to any other out-of-pocket costs and expenses incurred by the Lender and
(b) for all out-of-pocket expenses
of Lender reasonably incurred in connection with the preservation and/or enforcement of any rights granted to the Lender hereunder or under any other Loan Document.

     14.2 The Guarantor has previously paid to the Lender a commitment fee equal to $100,000.00 (the "Commitment Fee"). The Lender shall apply such fee to the expenses payable by the Borrower pursuant to Section 14.1 and the remainder shall be applied to the amounts due by the Borrower to the Lender on the first Repayment Date with respect to the Loan.

     14.3 The Borrower's obligations under this Section 14 shall survive the payment in full of the principal of the Loan, accrued interest thereon and all other amounts due hereunder. This Agreement shall remain in full force effect until Borrower's obligations under this Section 14 are satisfied.

     15. NOTICES.

     Except as otherwise specifically provided to the contrary herein or in the Security Agreement:

     15.1 Every notice or demand under this Agreement shall be in writing and may be given or made by registered mail, return receipt requested, or by internationally recognized overnight courier service.

     15.2 Every notice or demand shall be sent, in the case of internationally recognized overnight courier or registered mail, to the Lender or to the Borrower, at its respective address, as set forth in Section 1.2 hereof.

     15.3 Every notice or demand shall, except so far as otherwise expressly provided by this Agreement, be deemed to have been received, in the case of a notice or demand sent by internationally recognized overnight courier service or registered mail, when actually delivered to the Borrower or the Lender at their respective addresses referred to in Section 15.2 or as of the date on which receipt of such notice or demand delivered by overnight courier or registered mail is refused or such courier or the U.S. Postal Service advises that such notice or demand is not deliverable at the address set out in Section 1.2.

     16. ENTIRE AGREEMENT; NO ORAL CHANGE.

     This Agreement (including all Exhibits and Appendices hereto and documents or instruments executed in connection herewith) and all of the other Transaction Documents embody the entire agreement and understanding between the Borrower and Lender relating to the subject matter hereof and thereof and supersede all prior agreements and understandings relating hereto and thereto and none of the parties hereto or thereof shall be bound by or charged with any oral or written agreements, representations, warranties, statements, promises or understandings not specifically set forth herein or therein. This Agreement may not be changed and no right granted or obligation imposed hereunder may be waived orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     17. GOVERNING LAW; JURISDICTION AND VENUE.

     THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN NEGOTIATED AND MADE IN, AND SHALL BE GOVERNED AND INTERPRETED UNDER THE LAWS OF, THE STATE OF ARIZONA APPLICABLE TO AGREEMENTS MADE BY RESIDENTS THEREOF TO BE WHOLLY PERFORMED THEREIN. Each of the Borrower and the Lender hereby agree that all actions or proceedings initiated by the Borrower and arising directly or indirectly out of this Loan Agreement shall be litigated exclusively in the Superior Court of Arizona, Maricopa County, or the United States District Court for the District of Arizona (the "Arizona Courts"), and that any action initiated by the Lender and arising directly or indirectly out of this Loan Agreement may be litigated in any jurisdiction, at Lender's discretion. Each of the Borrower and Lender hereby: (a) expressly submit and consent in advance to the jurisdiction and venue of the Arizona Courts in any action or proceeding commenced by the Borrower or the Lender in any of the Arizona Courts, and (b) agree that jurisdiction and venue is proper in such courts. Each of the Borrower and the Lender waives any claim that Phoenix, Arizona or the District of Arizona is an inconvenient forum or an improper forum based on lack of venue. Should either of the Borrower or the Lender, as the case may be, after being properly served, fail to appear or answer any summons, complaint, process or paper so served within 30 days after service thereof, each of the Borrower and the Lender acknowledge that as a result thereof, an order and/or judgment may be entered by the Lender or the Borrower against the other as demanded or pleaded for in such summons, complaint, process or papers. The exclusive choice of forum set forth herein shall not be deemed to preclude the enforcement by the

Lender or the Borrower, as the case may be, of any judgment in any other appropriate jurisdiction.

     18. USURY.

     Notwithstanding any provision to the contrary herein contained, Lender shall not collect a rate of interest on any obligation owing by the Borrower to Lender in excess of the maximum rate of interest permitted by applicable law. The Borrower understands and believes that the lending transaction which is the subject of this Agreement complies with all applicable usury laws; however, if any interest or other charges in connection with such lending transaction is ever determined to exceed the maximum amount permitted by law, then the Borrower agrees that (a) the amount of interest or charges payable pursuant to this Agreement and the Note shall be reduced to the maximum amount permitted by law, and (b) any excess amount previously collected from the Borrower in connection with this Agreement or Note that exceeds the maximum amount permitted by law shall be credited against the principal amount of the Loan then outstanding. If the outstanding principal balance of the Loan has been paid in full, the excess amount paid shall be refunded to the Borrower. The "contracted for rate of interest" of the Commitment to be advanced pursuant to the terms hereof includes, without limitation, the following: (i) the Interest Rate, calculated and applied to the principal balance of the Loan in accordance with the provisions of this Agreement and the Note; (ii) the Overdue Interest Rate to be applied with respect to the principal balance of the Loan outstanding in accordance with the provisions of Section 12.3 hereof; (iii) the amounts referred to in Section 14 hereof, and (iv) all fees, charges, goods, things in action or any sum or things of value ("Additional Sums") paid or payable by the Borrower whether pursuant to this Agreement or any other Loan Document. If any such Additional Sums may, under applicable law, be deemed to be interest with respect to the lending transaction which is the subject of this Agreement, then, for the purpose of any applicable law that may limit the maximum amount of interest to be charged with respect to the lending transaction which is the subject of this Agreement, such Additional Sums shall be payable by the Borrower as, and shall be deemed to be, additional interest, and for such purposes only, the agreed upon and "contracted for rate of interest" of this transaction shall be deemed to be increased by the rate of interest resulting from the Additional Sums.

     19. NO BROKER.

     The Borrower hereby represents and warrants to the Lender that no broker retained by the Borrower brought about the transactions contemplated hereby and each Borrower hereby agrees to indemnify and hold the Lender harmless from, any and all liabilities and costs (including with out limitation, costs of counsel) to any person or entity claiming brokerage commissions or finder's fees on account of such broker being retained by the Borrower in connection with this transaction.

     20. SURVIVAL.

     Each of the representations, warranties and covenants of the Borrower contained herein shall survive the closing of the transactions herein contemplated.

     21. INDEMNIFICATION.

     In addition to the Borrower's obligations and Lender's remedies provided elsewhere in this Agreement: (a) the Borrower hereby indemnifies Lender and agrees to hold Lender harmless against any and all liabilities, damages, losses, claims, reasonable costs or expenses whatsoever, and to reimburse Lender for any reasonable legal or other fees or expenses (including but not limited to legal fees and expenses and the fees and expenses of expert witnesses) incurred by it in connection with any claim or defending or prosecuting any action or proceeding relating to the use, possession, ownership and operation of the Aircraft; and (b) the Borrower hereby indemnifies the Lender and agrees to hold Lender harmless against any and all liabilities, damages, losses, claims, costs or expenses whatsoever and to reimburse Lender for any reasonable legal or other fees or expenses incurred by it in connection with or arising out of or resulting from any breach of warranty or material misrepresentation by the Borrower, or the performance or non-performance of any covenant or obligation to be performed on the part of the Borrower, under this Agreement, the Note or any Loan Document, or arising out of or resulting from any misrepresentation or omission from any certificate, instrument or paper delivered or to be delivered by the Borrower to Lender pursuant to this Agreement or any Loan Document or in connection with the transactions contemplated herein or therein.

     22. WAIVER OF JURY.

     EACH OF THE BORROWER AND LENDER IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE ANY PROVISION OF ANY OF THE LOAN DOCUMENTS.

     23. ASSIGNMENT, SUCCESSORS AND ASSIGNS.

     23.1 The Borrower shall not assign any rights under this Agreement nor shall any of the Borrower's duties hereunder or under the Note, the Security Agreement, or any of the other Loan Document be assigned or delegated without the prior written consent of Lender.

     23.2 Lender may assign or obtain participations with other Persons in regard to its rights hereunder and under the Note and any other Loan Document and in respect of the Loan, provided only that no such assignment or participation shall impose any greater obligation on the Borrower than set forth herein or therein. Nothing contained in this Agreement, express or implied, is intended to confer upon any person or entity, other than the parties hereto and their permitted successor in interest and permitted assigns, any rights or remedies under or by reason of this Agreement unless expressly herein stated to the contrary. All covenants, representations, warranties and agreements of the parties contained herein shall, subject to the provisions of the preceding sentence, be binding upon and inure to the benefit of their respective successors and permitted assigns.

     24. CAPTIONS AND SECTION HEADINGS; CONSTRUCTION.

     Captions and section headings used herein are for convenience only and are not a part of this Agreement and shall not be used in construing it. This Agreement and all documents executed in connection herewith shall be construed without regard to the identity of the party which prepared the same, and no presumption shall arise as a result thereof.

     25. SEVERABILITY.

     In the event that any one or more of the provisions of this Agreement, any Loan Document, or the Note shall be invalid, illegal or unenforceable in any respect or in any jurisdiction, the validity, legality and enforceability of the remaining provisions contained herein therein or of the same provisions in any other jurisdiction shall not in any way be affected or impaired thereby.

     26. TIME OF THE ESSENCE.

     Time is of the essence with respect to all of the payment and performance obligations of the Borrower hereunder. Time is of the essence with respect to all of the performance obligations of Lender hereunder.

     27. COUNTERPARTS.

     This Agreement may be executed in one or more counterparts, each of which shall constitute an original and, when taken together, all of which shall constitute one and the same Agreement.

     28. TERM OF AGREEMENT.

     This Agreement and all covenants, agreements, representations and warranties made herein shall survive the making by the Lender of the Loans and the execution and delivery to the Lender of the Note and shall continue in full force and effect until the payment in full of all of the Borrower's obligations under the Loan Documents.


     29. PERFORMANCE BY THE LENDER.

     If the Borrower fails to perform any of its obligations under the Loan Documents in a timely fashion, the Lender shall be entitled, but not obligated, to perform such obligation at the expense of the Borrower. The Lender shall promptly be reimbursed for all reasonable expenses incurred by it pursuant to this Section 29 with interest from the date such expenses shall have been incurred until such expenses shall have been paid in full in an amount equal to the Overdue Interest Rate.

     30. PUBLICITY. Lender is hereby authorized to issue appropriate press releases and to cause a tombstone to be published announcing the consummation of this transaction and the aggregate amount thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers as of the day and year first above written.


Borrower:                                     Lender:

MERCY AIR SERVICE, INC.                       FINOVA CAPITAL CORPORATION



By:  /s/ David L. Dolstein                    By:  /s/ Pamela Marchant
   -------------------------------               -------------------------------

Name:  David L. Dolstein                      Name:  Pamela Marchant
     -----------------------------                 -----------------------------

Title:  President                             Title:  Vice President
      ----------------------------                  ----------------------------

                        APPENDIX "I" - REPAYMENT SCHEDULE
                            TO SECURED LOAN AGREEMENT



     The Borrower shall repay the Loan in accordance with the amortization schedule provided on the following three pages; provided, however, that on the final Repayment Date, the Borrower shall repay the remaining unpaid principal balance of the Loan, plus all interest accrued and unpaid on the Loan calculated at the Interest Rate and all other amounts payable by the Borrower to the Lender under the Loan Documents.

                                   SCHEDULE I

                             PERMITTED INDEBTEDNESS

     (i) a working capital facility in an amount not more than $700,000.00 with California State Bank, N.A. or any other bank or financing party .

     (ii) a loan from the Sellers to the Guarantor in an amount not to exceed $1,500,000.00 (plus or minus 15% based on the actual purchase price in connection with the stock and asset acquisition) which will be secured by accounts receivable of the Borrower